LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 3, 2016

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES OF

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

DATED MAY 1, 2016

The information in this supplement is effective as of June 14, 2016.

The following language replaces the section of the fund’s Summary Prospectuses and Prospectuses titled “Management – Portfolio Managers – QS Investors”:

QS Investors: Adam J. Petryk, CFA, Thomas Picciochi and Ellen Tesler. Mr. Petryk (Head of Multi-Asset and Solutions of QS Investors) has been a portfolio manager for the fund since June 2016. Mr. Picciochi (Head of Multi-Asset Portfolio Management Implementation of QS Investors) and Ms. Tesler (Portfolio Manager of QS Investors) have been portfolio managers for the fund since May 2014.

The following language replaces the section of the fund’s Prospectuses titled “More on fund management – Portfolio managers – QS Investors”:

QS Investors (responsible for the implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy).

QS Investors utilizes a team management approach headed by Adam J. Petryk, CFA, Thomas Picciochi and Ellen Tesler to manage the assets of the fund.

Adam J. Petryk, CFA has served as a portfolio manager of the fund since June 2016. Mr. Petryk serves as Head of Multi-Asset and Solutions for QS Investors and has 20 years of investment experience. Prior to June 2014, he served as Chief Investment Officer at Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012 to 2014. At Batterymarch, he also served as Deputy Chief Investment Officer and co-head of the Developed Markets investment team from 2010 to 2012, Senior Director and Global Investment Strategist on the Developed Markets team from 2008 to 2010 and Global Investment Strategist during 2007. From 2007 to 2009, he was also the Chief Investment Officer of Legg Mason Canada Inc., an affiliate of Batterymarch. Prior to joining Batterymarch, he spent eight years at Legg Mason Canada Inc. as Chief Investment Officer, head of the Quantitative Management team and Quantitative Strategist. He also performed quantitative equity analysis at Scotia Capital Markets. He received a BS in Computer Engineering from University of Waterloo, Ontario, Canada and an MS in Electrical Engineering from University of Waterloo.

Thomas Picciochi has served as a portfolio manager of the fund since May 2014. Mr. Picciochi serves as Head of Multi-Asset Portfolio Management Implementation of QS Investors and has 29 years of investment experience. He has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. He was formerly a senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, he held various research and analyst positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. He received both his B.A. and M.B.A. from the University of Miami.

Ellen Tesler has served as a portfolio manager of the fund since May 2014. Ms. Tesler serves as a Portfolio Manager of QS Investors and has 17 years of investment experience. She has been a member of the portfolio management and trading group at QS Investors since 2010. She was formerly a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management she also served as a quantitative analyst for fundamental equity teams from 2000 to 2002. Prior to joining Deutsche Asset Management, she spent a year as a quantitative analyst at Lord Abbett and Company. She received both her B.B.A. and M.B.A. from Pace University.

Please retain this supplement for future reference.

QSIN279744